To the Shareholders

The fiscal year ended September 30, 1999, was a period of steadily rising interest rates, creating a difficult environment for fixed-income securities and for Seligman New Jersey Municipal Fund.

At the end of the Fund's fiscal-year 1998, the Federal Reserve Board was easing monetary policy in an effort to protect the US economy from the effects of the global economic crisis. Central banks around the world also lowered key interest rates in response to global turmoil. These easing actions were successful and the world economy rebounded. However, the global recovery, combined with continued growth in the US, soon caused the US Fed to voice concerns about inflation. In May, the Fed announced its bias toward a tighter policy and has since followed through with two federal funds rate hikes, for a total of 50 additional basis points.

Throughout this fiscal year, continued robust growth in the US, the recovering world economy, growing concerns regarding inflation, and tighter monetary policy, sent market interest rates steadily higher. On September 30, 1998, the 30-year US Treasury bond was yielding 4.98%. One year later, the yield had moved to 6.06%. The New Jersey State general obligation 30-year municipal bond fluctuated within a narrower range, but still rose significantly, from 4.75% on September 30, 1998, to 5.68% on September 30, 1999. The additional stability in the New Jersey municipal market was largely the result of an imbalance in municipal supply and demand. For much of the past year, rising yields were attracting investors, while municipal issuers were reluctant to offer new supply at higher rates.

Looking ahead, we believe that the US economy will slow, as was intended by the Fed's most recent actions, and that inflation fears will thus subside and reduce bond market volatility. We anticipate that the municipal market will outperform the Treasury market for the balance of calendar-year 1999, as a result of improving municipal market fundamentals, the most significant of which is the slowdown in municipal issuance, which is expected to continue into the new year.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences at Seligman. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

We appreciate your confidence in Seligman New Jersey Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolio of investments and financial statements, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                             /s/ Brian T. Zino
                                                             -----------------
                                                             Brian T. Zino
                                                             President

November 5, 1999

Interview With Your Portfolio Manager,
Thomas G. Moles

Q: What economic and market factors influenced Seligman New Jersey Municipal
   Fund in the last 12 months?

A: The past 12 months have been challenging for the financial markets, including the fixed-income markets. At this time last year, global equity markets were struggling to recover from the Asian financial crisis, as well as economic turmoil in Russia. In September 1998, the Federal Reserve Board initiated a series of federal funds rate easings in an effort to restore stability and liquidity to anxious world markets. At that time, market participants generally expected that US economic growth would contract as a result of world events, thereby preventing an acceleration in the rate of inflation. Additionally, many experts predicted that, with the approach of the new millennium, computer glitches would at best slow economic growth and at worst cause major disruptions leading to worldwide recession. One year later, the Fed has tightened to slow economic growth, world equity markets have recovered, and most market watchers expect the transition to the year 2000 to be uneventful.

   During the past year, the municipal market did not exhibit the degree of volatility that characterized the US Treasury market. This was largely the result of the powerful influences of supply and demand that served to mitigate both upward and downward movements in municipal yields. Last year's Treasury market rallies were caused by heavy demand for Treasury securities during periods of equity market declines. Conversely, demand for municipal bonds was not greatly affected, which lessened municipal market volatility. Further, year-to-date municipal issuance is down 20% over the same period last year. This lack of supply held municipal yields steady and was the primary reason municipal bonds outperformed Treasury bonds for much of the past 12 months.

   While the municipal market was relatively stable overall, it was not immune to the effects of shifting economic and inflation expectations. By June 1999, municipal yields began moving higher in response to increasing concern regarding the pace of economic activity and continued to move higher through fiscal year end. Accordingly, net asset values of the Fund's shares deteriorated during the last quarter of the fiscal year and performance was disappointing.

A TEAM APPROACH

Seligman New Jersey Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

Seligman Municipals Team: (standing from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

Interview With Your Portfolio Manager,
Thomas G. Moles

Q: What was your investment strategy?

A: Over the past year, long-term municipal yields rose to levels not seen in several years. This presented an opportunity to enhance Fund yields by purchasing higher-yielding, longer-term bonds and by reducing positions in shorter-term bonds. In general, the longer the maturity of a bond, the more sensitive it is to changes in interest rates. During periods of declining interest rates, longer-term bonds outperform shorter-term bonds. However, during periods of rising interest rates, such as we have been experiencing, longer-term bonds decline more in price than shorter-term bonds.

   New purchases were concentrated in higher-rated bonds due primarily to a continuation of narrow yield spreads between higher- and lower-quality bonds. Additionally, a number of holdings received credit-rating upgrades, further contributing to the overall improvement in the Fund's credit quality.

   The Fund is well diversified among all major sectors of the municipal marketplace. Most sectors remain stable with the exception of health care, which remains vulnerable to further credit-quality deterioration mainly as a result of government cutbacks and the growth of managed care. Many health care issuers that have been well managed and have maintained consistently healthy finances are suddenly facing serious budget deficits. As a result of this alarming trend, we have been particularly diligent in monitoring our health care holdings. Despite the current situation, the health care sector continues to offer selective opportunities. Through in-depth credit analysis, we endeavor to identify strong health care credits for inclusion in the Fund's portfolio. Currently, Seligman New Jersey Municipal Fund has 17% of assets in health care issues, the majority of which are insured and rated AAA. The balance are investment grade.

Q: What is your outlook?

A: The long-awaited economic slowdown has yet to materialize, increasing the risk that the rate of inflation will accelerate. In response, bond yields have been rising steadily year to date. For the remainder of calendar year 1999, the bond markets will likely experience continued volatility until solid signs that the economy is moderating emerge. Many market participants expect the Fed to raise rates once more before year-end. This, together with higher market rates, may ease inflationary pressures and spark a bond-market rally.

   As we head toward the new millennium, we believe that there is much to be optimistic about. In the year 2000, the US economy will likely enter its tenth year of expansion, an extraordinary achievement. The financial well being of the nation's states, cities, and municipalities continues to improve, with many reporting record budget surpluses. The jobless rate remains below 5% nationally and consumer confidence remains high. Finally, as one of the few remaining possible ways to shelter income, municipal bond funds currently offer attractive yields compared to the after-tax yields of many taxable bond investments.

Performance Overview and Portfolio Summary

    This chart compares a $10,000 hypothetical investment made in Seligman New Jersey Municipal Fund Class A shares with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares for the 10-year period ended September 30, 1999, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performances of Seligman New Jersey Municipal Fund Class C and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lehman Index does not include any fees or sales charges and does not reflect state-specific bond market performance. The table on page 5 also includes relevant portfolio characteristics.

           With Sales   Without
            Charge   Sales Charge Lehman Index
   9/30/89   $9,522    $10,000      $10,000
  12/31/89   $9,881    $10,377      $10,384
   3/31/90   $9,859    $10,354      $10,431
   6/30/90  $10,099    $10,606      $10,675
   9/30/90  $10,002    $10,504      $10,681
  12/31/90  $10,550    $11,080      $11,142
   3/31/91  $10,768    $11,309      $11,393
   6/30/91  $10,993    $11,545      $11,636
   9/30/91  $11,400    $11,972      $12,089
  12/31/91  $11,715    $12,303      $12,495
   3/31/92  $11,698    $12,285      $12,532
   6/30/92  $12,219    $12,833      $13,009
   9/30/92  $12,505    $13,133      $13,353
  12/31/92  $12,767    $13,408      $13,596
   3/31/93  $13,260    $13,925      $14,101
   6/30/93  $13,779    $14,471      $14,562
   9/30/93  $14,258    $14,974      $15,054
  12/31/93  $14,347    $15,067      $15,265
   3/31/94  $13,539    $14,219      $14,427
   6/30/94  $13,618    $14,302      $14,587
   9/30/94  $13,653    $14,338      $14,686
  12/31/94  $13,464    $14,140      $14,475
   3/31/95  $14,377    $15,099      $15,498
   6/30/95  $14,661    $15,397      $15,871
   9/30/95  $14,987    $15,739      $16,329
  12/31/95  $15,560    $16,341      $17,001
   3/31/96  $15,290    $16,058      $16,796
   6/30/96  $15,447    $16,223      $16,925
   9/30/96  $15,791    $16,584      $17,314
  12/31/96  $16,089    $16,897      $17,756
   3/31/97  $16,002    $16,806      $17,715
   6/30/97  $16,513    $17,342      $18,326
   9/30/97  $17,047    $17,903      $18,879
  12/31/97  $17,526    $18,406      $19,391
   3/31/98  $17,702    $18,591      $19,614
   6/30/98  $18,000    $18,904      $19,912
   9/30/98  $18,559    $19,491      $20,524
  12/31/98  $18,578    $19,511      $20,647
   3/31/99  $18,702    $19,641      $20,830
   6/30/99  $18,361    $19,283      $20,462
   9/30/99  $17,993    $18,897      $20,380

    The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

    Performance data quoted represent changes in prices and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

Performance Overview and Portfolio Summary

Investment Results Per Share

Total Returns

For Periods Ended September 30, 1999


                                                                                         AVERAGE ANNUAL
                                                                    ------------------------------------------------------
                                         CLASS C                                                                 CLASS D
                                          SINCE                                                                   SINCE
                                        INCEPTION       SIX            ONE           FIVE           10          INCEPTION
                                        5/27/99*       MONTHS*        YEAR           YEARS         YEARS         2/1/94
                                       -----------    ---------     ---------      ---------     --------     ------------
Class A**

With Sales Charge                          n/a         (8.38)%       (7.68)%        4.65%         6.05%           n/a
Without Sales Charge                       n/a         (3.79)        (3.05)         5.68          6.57            n/a
Class C**

With Sales Charge and CDSC               (5.28)%         n/a           n/a           n/a           n/a            n/a
Without Sales Charge and CDSC            (3.33)          n/a           n/a           n/a           n/a            n/a
Class D**

With 1% CDSC                               n/a         (5.03)        (4.49)          n/a           n/a            n/a
Without CDSC                               n/a         (4.09)        (3.57)         4.87           n/a           3.26%
Lehman Index***                          (1.83)+       (2.16)        (0.70)         6.77          7.38           5.02++


NET ASSET VALUE                                                           DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                          For Periods Ended September 30, 1999
               9/30/99        3/31/99       9/30/98                         DIVIDENDS0        CAPITAL GAIN0    SEC YIELD00
              --------       --------      --------                         ----------        -------------    -----------
Class A         $7.13          $7.58        $7.78             Class A         $0.327             $0.096          4.29%
Class C          7.22            n/a          n/a             Class C          0.095                 --          3.72
Class D          7.22           7.67         7.86             Class D          0.273              0.096          3.75


Holdings by Market Sector++                          MOODY'S/S&P RATINGS++
Revenue Bonds                        73%             Aaa/AAA             54%
General Obligation Bonds++           27              Aa/AA               19
WEIGHTED AVERAGE MATURITY            22.7 years      A/A                 18
                                                     Baa/BBB              9

------------------
  *Returns for periods of less than one year are not annualized.
 **Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.
 ***The Lehman Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
   +From 5/31/99.
  ++From 1/31/94.
   0Represents per share amount paid or declared for the year ended September
    30, 1999 (for Class C shares, for the period May 27, 1999 to September 30,
    1999).
  00Current yield, representing the annualized yield for the 30-day period ended
    September 30, 1999, has been computed in accordance with SEC regulations and will vary.
  ++Percentages based on market values of long-term holdings at September 30,
    1999.
  ++Includes pre-refunded securities.

Portfolio of Investments
September 30, 1999


   FACE                                                                                             RATINGS+         MARKET
  AMOUNT                                   MUNICIPAL BONDS                                         MOODY'S/S&P       VALUE
----------                               -------------------                                     --------------   -----------
$2,500,000     Brick Township Municipal Utilities Authority, NJ Rev., 6 1/2% due 12/1/20120.....     Aaa/AAA      $ 2,708,100
 3,000,000     Howell Township, NJ GOs, 6.80% due 1/1/2014 .....................................     Aaa/AAA        3,190,260
 3,000,000     Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019 ................     Aaa/AAA        3,031,680
 2,000,000     New Jersey Economic Development Authority Rev. (The Trustees
                  of the Lawrenceville School Project), 5 3/4% due 7/1/2016  ...................     Aa2/NR         2,016,200
 3,000,000     New Jersey Economic Development Authority Gas Facilities Rev.
                  (NUI Corporation Project), 5.70% due 6/1/2032* ...............................     Aaa/AAA        2,982,120
 2,900,000     New Jersey Economic Development Authority Sewage Facilities Rev.
                  (Anheuser-Busch Project), 5.85% due 12/1/2030* ...............................      A1/A+         2,909,048
 1,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (Middlesex Water Co. Project), 5.20% due 10/1/2022 ...........................     Aaa/AAA          934,900
 3,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (New Jersey American Water Co., Inc.), 5 3/8% due 5/1/2032* ..................     Aaa/AAA        2,835,030
 3,000,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Institute for Advanced Study), 5% due 7/1/2021 ..............................     Aaa/AA+        2,729,370
 2,000,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Princeton University), 6% due 7/1/20240......................................     Aaa/AAA        2,129,560
 1,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (The Medical Center at Princeton), 5% due 7/1/2028 ...........................     Aaa/AAA          884,820
 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Hackensack University Medical Center), 5.20% due 1/1/2028 ...................     Aaa/AAA        2,750,310
 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Holy Name Hospital), 6% due 7/1/2025 ........................................     NR/BBB+        2,891,610
 2,255,000     New Jersey Health Care Facilities Financing Authority Rev. (Meridian Health
                  System Obligated Group), 5 3/8% due 7/1/2024 .................................     Aaa/AAA        2,152,442
 1,500,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  6% due 10/1/2021* ............................................................     Aaa/AAA        1,514,040
 1,000,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  5.90% due 10/1/2029* .........................................................     Aaa/AAA          988,900
 3,000,000     New Jersey State GOs, 5 5/8% due 7/15/20150 .....................................     Aa1/AA+        3,185,130
 3,000,000     Port Authority of New York & New Jersey Consolidated Rev.,
                  5 3/4% due 6/15/2030 .........................................................      A1/AA-        2,991,120

------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
0 Pre-refunded security.
See notes to financial statements.

September 30, 1999


   FACE                                                                                             RATINGS+        MARKET
  AMOUNT                                   MUNICIPAL BONDS                                         MOODY'S/S&P       VALUE
----------                               -------------------                                     --------------   -----------
$2,000,000     Puerto Rico Highway & Transportation Authority Rev., 51 1/42% due 7/1/2036 ......     Baa1/A       $ 1,909,000
 2,500,000     Rutgers State University, NJ, 5.20% due 5/1/2027 ................................      A1/AA         2,314,050
 2,500,000     Salem County, NJ Improvement Authority Rev. (Correctional Facility
                  & Courthouse Annex), 5.70% due 5/1/2017 ......................................     Aaa/AAA        2,512,900
 2,500,000     Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
                  (E. I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022* .......................      Aa3/AA-       2,550,025
 1,250,000     South Jersey Port Corporation, NJ Marine Terminal Rev., 5.60% due 1/1/2023.......       NR/A+        1,219,263
                                                                                                                  -----------
TOTAL MUNICIPAL BONDS (COST $53,183,447)--97.6% ............................................................       53,329,878
VARIABLE RATE DEMAND NOTES (COST $600,000)--1.1% ...........................................................          600,000
OTHER ASSETS LESS LIABILITIES--1.3% ........................................................................          739,123
                                                                                                                  -----------
NET ASSETS--100.0% .........................................................................................      $54,669,001
                                                                                                                  ===========

------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See notes to financial statements.

                                       7

Statement of Assets and Liabilities
September 30, 1999

ASSETS:
Investments, at value:
   Long-term holdings (Cost $53,183,447)..........        $53,329,878
   Short-term holdings (Cost $600,000)............            600,000        $53,929,878
                                                          -----------
Cash.................................................................             45,749
Interest receivable..................................................            897,675
Receivable for Capital Stock sold....................................             10,664
Expenses prepaid to shareholder service agent........................              7,939
Other................................................................              1,868
                                                                             -----------
Total Assets.........................................................         54,893,773
                                                                             -----------
LIABILITIES:
Dividends payable....................................................             74,915
Payable for Capital Stock repurchased................................             27,172
Accrued expenses and other...........................................            122,685
                                                                             -----------
Total Liabilities....................................................            224,772
                                                                             -----------
Net Assets...........................................................        $54,669,001
                                                                             ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares authorized;
   7,660,160 shares outstanding):
   Class A...........................................................        $     7,428
   Class C...........................................................                 18
   Class D...........................................................                215
Additional paid-in capital...........................................         54,275,958
Undistributed net realized gain......................................            238,951
Net unrealized appreciation of investments...........................            146,431
                                                                             -----------
Net Assets...........................................................        $54,669,001
                                                                             ===========
NET ASSET VALUE PER SHARE:
Class A ($52,991,734 / 7,427,735 shares).............................              $7.13
                                                                                   =====
Class C ($127,383 / 17,652 shares)...................................              $7.22
                                                                                   =====
Class D ($1,549,884 / 214,773 shares)................................              $7.22
                                                                                   =====

------------------
See notes to financial statements.

Statement of Operations
For the Year Ended September 30, 1999


INVESTMENT INCOME:
Interest..................................................................      $ 3,237,933

EXPENSES:
Management fee.............................................      $ 298,783
Distribution and service fees..............................        164,425
Shareholder account services...............................         90,723
Auditing and legal fees....................................         40,436
Registration...............................................         19,524
Directors' fees and expenses...............................         12,318
Custody and related services...............................         11,539
Shareholder reports and communications.....................         10,149
Miscellaneous..............................................          4,709
                                                                 ---------
Total Expenses............................................................          652,606
                                                                                -----------
Net Investment Income.....................................................        2,585,327

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments...........................        257,481
Net change in unrealized appreciation of investments.......     (4,555,415)
                                                                 ---------
Net Loss on Investments...................................................       (4,297,934)
                                                                                -----------
Decrease in Net Assets from Operations....................................      $(1,712,607)
                                                                                ===========

------------------
See notes to financial statements.

Statements of Changes in Net Assets


                                                                                          Year Ended September 30,
                                                                                      -------------------------------
                                                                                           1999              1998
                                                                                      -------------     -------------
OPERATIONS:
Net investment income..........................................................         $ 2,585,327       $ 2,857,506
Net realized gain on investments...............................................             257,481           795,284
Net change in unrealized appreciation of investments...........................          (4,555,415)        1,665,711
                                                                                        -----------       -----------
Increase (Decrease) in Net Assets from Operations..............................          (1,712,607)        5,318,501
                                                                                        -----------       -----------
Distributions to shareholders:
Net investment income:
   Class A.....................................................................          (2,521,489)       (2,793,695)
   Class C.....................................................................                (947)               --
   Class D.....................................................................             (62,891)          (63,811)
Net realized gain on investments:
   Class A.....................................................................            (744,909)         (662,511)
   Class D.....................................................................             (21,499)          (13,845)
                                                                                        -----------       -----------
Decrease in Net Assets from Distributions......................................          (3,351,735)       (3,533,862)
                                                                                        -----------       -----------
                                                               Shares
                                                 -----------------------------------
                                                       Year Ended September 30,
                                                 -----------------------------------
                                                     1999                  1998
                                                 --------------       --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares:
   Class A..................................          196,843            351,084          1,478,334         2,673,614
   Class C..................................           17,577                 --            130,877                --
   Class D..................................           36,898             35,932            282,964           277,146
Shares issued in payment of dividends:
   Class A..................................          188,091            211,791          1,411,854         1,609,925
   Class C..................................               75                 --                549                --
   Class D..................................            4,681              6,154             35,612            47,336
Exchanged from associated Funds:
   Class A..................................          993,398            376,982          7,441,980         2,858,633
   Class C..................................               --                 --                 --                --
   Class D..................................           36,753             74,609            286,110           573,703
Shares issued in payment of gain distributions:
   Class A..................................           70,420             66,337            535,893           496,199
   Class C..................................               --                 --                 --                --
   Class D..................................            2,248              1,655             17,285            12,516
                                                   ----------         ----------        -----------       -----------
Total                                               1,546,984          1,124,544         11,621,458         8,549,072
                                                   ----------         ----------        -----------       -----------
Cost of shares repurchased:
   Class A..................................         (968,501)        (1,024,527)        (7,276,733)       (7,783,891)
   Class C..................................               --                 --                 --                --
   Class D..................................          (67,008)           (84,855)          (505,987)         (653,515)
Exchanged into associated Funds:
   Class A..................................         (992,358)          (322,964)        (7,426,285)       (2,454,147)
   Class C..................................               --                 --                 --                --
   Class D..................................               --                 --                 --                --
                                                   ----------         ----------        -----------       -----------
Total.......................................       (2,027,867)        (1,432,346)       (15,209,005)      (10,891,553)
                                                   ----------         ----------        -----------       -----------
Decrease in Net Assets from Capital
   Share Transactions.......................         (480,883)          (307,802)        (3,587,547)       (2,342,481)
                                                   ==========         ==========        -----------       -----------
Decrease in Net Assets..........................................................         (8,651,889)         (557,842)

NET ASSETS:
Beginning of year...............................................................         63,320,890        63,878,732
                                                                                        -----------       -----------
End of Year.....................................................................        $54,669,001       $63,320,890
                                                                                        ===========       ===========

------------------
* The Fund began offering Class C shares on May 27, 1999.
See notes to financial statements.

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation --All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1999, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifica tions will have no effect on net assets,

NOTES TO FINANCIAL STATEMENTS

   results of operations or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1999, amounted to $3,231,999 and $7,481,291, respectively.

   At September 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $1,129,939 and $983,508, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $5,986 for sales of Class A shares. Commissions of $43,465 and $1,330 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1999, fees incurred aggregated $146,701, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1999, fees incurred under the Plan amounted to $253 and $17,471, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 1999, such charges amounted to $434.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1999, Seligman Services, Inc. received commissions of $2,734 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $11,293, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $90,723 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer

NOTES TO FINANCIAL STATEMENTS

receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1999, of $41,356 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended September 30, 1999, the Fund had not borrowed from the credit facility.

Financial Highlights

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                                             CLASS A                              CLASS C
                                                     -------------------------------------------------------- -----------------
                                                                        YEAR ENDED SEPTEMBER 30,                  5/27/99*
                                                     --------------------------------------------------------       TO
                                                         1999        1998        1997        1996       1995      9/30/99
                                                     ----------   ---------   ---------   ---------   ------- -----------------
PER SHARE DATA:
Net Asset Value, Beginning of Period.............       $7.78      $7.56        $7.60       $7.59      $7.40       $7.58
                                                        -----      -----        -----       -----      -----       -----
Income from Investment Operations:
Net investment income............................        0.33       0.35         0.36        0.39       0.39        0.09
Net realized and unrealized investment gain (loss)
  on investments.................................       (0.55)      0.30         0.21        0.01       0.29       (0.36)
                                                        -----      -----        -----       -----      -----       -----
Total from Investment Operations.................       (0.22)      0.65         0.57        0.40       0.68       (0.27)
                                                        -----      -----        -----       -----      -----       -----
Less Distributions:
Dividends from net investment income.............       (0.33)     (0.35)       (0.36)      (0.39)     (0.39)      (0.09)
Distributions from net realized capital gain.....       (0.10)     (0.08)       (0.25)         --      (0.10)         --
                                                        -----      -----        -----       -----      -----       -----
Total Distributions..............................       (0.43)     (0.43)       (0.61)      (0.39)     (0.49)      (0.09)
                                                        -----      -----        -----       -----      -----       -----
Net Asset Value, End of Period...................       $7.13      $7.78        $7.56       $7.60      $7.59       $7.22
                                                        =====      =====        =====       =====      =====       =====
Total return:                                           (3.05)%     8.87%        7.96%       5.37%      9.77%      (3.33)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted).........     $52,992    $61,739      $62,597     $66,293    $73,561        $127
Ratio of expenses to average net assets..........        1.07%      1.02%        1.06%       1.02%      1.01%       1.82%+
Ratio of net income to average net assets........        4.35%      4.54%        4.90%       5.06%      5.29%       3.71%+
Portfolio turnover rate..........................        5.55%     23.37%       20.22%      25.65%      4.66%       5.55%++
Without management fee waiver:**
Ratio of expenses to average net assets..........                                                       1.06%
Ratio of net income to average net assets........                                                       5.24%


------------------
See footnotes on page 15.

Financial Highlights


                                                                               CLASS D
                                                     ----------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                     ----------------------------------------------------------------
                                                        1999         1998         1997        1996          1995
                                                     ----------   ---------    ---------   ----------   -------------

PER SHARE DATA:
Net Asset Value, Beginning of Year.................    $7.86        $7.64        $7.68       $7.67         $7.48
                                                       -----        -----        -----       -----         -----
Income from Investment Operations:
Net investment income..............................     0.27         0.29         0.31        0.33          0.33
Net realized and unrealized investment gain (loss)
  on investments...................................    (0.54)        0.30         0.21        0.01          0.29
                                                       -----        -----        -----       -----         -----
Total from Investment Operations...................    (0.27)        0.59         0.52        0.34          0.62
                                                       -----        -----        -----       -----         -----
Less Distributions:
Dividends from net investment income...............    (0.27)       (0.29)       (0.31)      (0.33)        (0.33)
Distributions from net realized capital gain.......    (0.10)       (0.08)       (0.25)         --         (0.10)
                                                       -----        -----        -----       -----         -----
Total Distributions................................    (0.37)       (0.37)       (0.56)      (0.33)        (0.43)
                                                       -----        -----        -----       -----         -----
Net Asset Value, End of Year.......................    $7.22        $7.86        $7.64       $7.68         $7.67
                                                       =====        =====        =====       =====         =====
Total return:                                          (3.57)%       7.97%        7.10%       4.56%         8.79%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted).............   $1,550       $1,582       $1,282      $1,152        $1,190
Ratio of expenses to average net assets............     1.82%        1.80%        1.83%       1.79%         1.89%
Ratio of net income to average net assets..........     3.60%        3.76%        4.13%       4.29%         4.45%
Portfolio turnover rate............................     5.55%       23.37%       20.22%      25.65%         4.66%
Without management fee waiver:**
Ratio of expenses to average net assets............                                                         1.94%
Ratio of net income to average net assets..........                                                         4.40%

------------------
 * Commencement of offering of Class C shares.
** During the periods stated, the Manager, at its discretion, waived a portion of its fees.
 + Annualized.
++ For the year ended September 30, 1999.
See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confir mation of securities owned as of September 30, 1999 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
November 5, 1999

Board of Directors

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco, Inc.

John E. Merow  2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. In cor po rat ed
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, P1/2zerInc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated
                   Telephone Access
                   Service

Glossary of Financial Terms

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

-------------------
Adapted from the Investment Company Institute's 1999 Mutual Fund Fact Book.

                                                                       SELIGMAN
                                                            -------------------
                                                                     NEW JERSEY
                                                           MUNICIPAL FUND, INC.

                                  Annual Report
                               September 30, 1999

                                Providing Income
                              Exempt From Regular
                                   Income Tax


                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                    TECNJ3 9/99